CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


        In connection with the Semiannual Report of Orchard Series Fund (the "Registrant") on Form N-CSR for the period ended April 30, 2004 (the "Report"), the undersigneds hereby certify, to the best of their knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 29, 2004                By:    /s/ W.T. McCallum
                                       ------------------------------
                                             W.T. McCallum
                                             President


Date: June 29, 2004                By:    /s/ G. McDonald
                                       ------------------------------
                                             G. McDonald
                                             Treasurer